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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 4, 2015

PROFIRE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-36378	20-0019425
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

321 South 1250 West, Suite 1, Lindon, Utah
(Address of principal executive offices)

84042
(Zip code)

(801) 796-5127
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 4, 2015 Profire Energy, Inc. (the “Company”) appointed Ryan W. Oviatt as Chief Financial Officer (principal financial officer).

Previously, Ryan, age 41, was a Senior Manager at Rio Tinto, a publicly-traded, international mining and metals company, where he managed significant company functions, having responsibility over Sarbanes-Oxley compliance, Financial Reporting Analysis, and Special Projects from November 2005 to May 2015. Ryan also managed value-tracking and reporting within the company, leading to enhanced cash flow and reduced costs. Additionally, Ryan served on technical committees relating to international tax, finance, and development of Rio Tinto management. Prior to Rio Tinto, Ryan was an Audit Manager at Ernst & Young, LLP, where he audited public, private, and oil & gas clients from September 2000 to November 2005. Ryan received his Bachelor Degree in Accounting from Westminster College, and Master Degree in Accountancy from Brigham Young University. Ryan is a Certified Public Accountant in Utah.

On September 4, 2015 the Company entered into an employment agreement (the “Agreement”) with Mr. Oviatt. As the Company’s Chief Financial Officer, Mr. Oviatt will receive an annual salary of $190,000.  In addition to participating in the Company’s health and retirement benefit plans, Mr. Oviatt will participate in a performance based bonus plan with a maximum annual opportunity to earn $25, 000 cash and be granted 35,000 restricted stock units of the Company’s stock.

This brief description of the terms of the Agreement is qualified by reference to the provisions of the Agreement attached to this Current Report on From 8-K as Exhibit 10.1.

Item 7.01.	Regulation FD Disclosure

On September 8, 2015, the Company issued a press release announcing the appointment of Mr. Oviatt as set forth in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Employment Agreement by and between Profire Energy, Inc. and Ryan W. Oviatt, dated September 4, 2015
99.1	Press Release Announcing Ryan Oviatt as new Chief Financial Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFIRE ENERGY, INC.

Date: September 8, 2015	By:	/s/ Brenton W. Hatch
Brenton W. Hatch
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement by and between Profire Energy, Inc. and Ryan W. Oviatt, dated September 4, 2015
99.1	Press Release Announcing Ryan Oviatt as new Chief Financial Officer